UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Earliest Event Reported: November 21, 2003

                        Date of Report: November 21, 2003


                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                                Ferrellgas, L.P.
                            Ferrellgas Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



       Delaware                    001-11331                  43-1698480
       Delaware                    333-06693                  43-1742520
       Delaware                    000-50182                  43-1698481
       Delaware                    000-50183                  14-1866671
-----------------------     -----------------------     -----------------------
   (States or other             Commission file            (I.R.S. Employer
   jurisdictions of                numbers                Identification Nos.)
   incorporation or
    organization)





                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600


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 ITEM 5.  OTHER EVENTS

     The  consolidated  balance  sheets  as  of  July  31,  2003  and  2002,  of
Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P., and subsidiaries have been audited by an independent auditor. See exhibit 99.15 for the audited balance sheets and the independent auditor's opinion related thereto.

     These  audited  balance  sheets  and  independent   auditor's  opinion,  as
referenced in the independent auditor's report dated September 29, 2003, and filed herewith, are to be incorporated by reference in Amendment No. 3 to Registration Statement No. 333-103267 of Ferrellgas Partners, L.P. on Form S-3, in Post-Effective Amendment No. 1 to Registration Statement No. 33-55185 of Ferrellgas Partners, L.P. on Form S-4 to Form S-1 and in Post-Effective Amendment No. 1 to Registration Statements No. 333-87633 and No. 333-84344 of Ferrellgas Partners, L.P. on Form S-8. See exhibit 23.1 for independent auditor's consent.

     These  audited  balance  sheets  and  independent   auditor's  opinion,  as
referenced in the independent auditor's report dated September 29, 2003, and filed herewith, are to be incorporated by reference in Amendment No. 3 to Registration Statement No. 333-103267-01 of Ferrellgas Partners Finance Corp on Form S-3. See exhibit 23.2 for independent auditor's consent.

     These  audited  balance  sheets  and  independent   auditor's  opinion,  as
referenced in the independent auditor's report dated September 29, 2003, and filed herewith, are to be incorporated by reference in Amendment No. 3 to Registration Statement No. 333-103267-02 of Ferrellgas, L.P. on Form S-3. See
exhibit 23.3 for independent auditor's consent.

     These  audited  balance  sheets  and  independent   auditor's  opinion,  as
referenced in the independent auditor's report dated September 29, 2003, and filed herewith, are to be incorporated by reference in Amendment No. 3 to Registration Statement No. 333-103267-03 of Ferrellgas Finance Corp on Form S-3. See exhibit 23.4 for independent auditor's consent.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


     The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FERRELLGAS PARTNERS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: November 21, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS PARTNERS FINANCE CORP.


Date: November 21, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS, L.P.

                                           By Ferrellgas, Inc. (General Partner)


Date: November 21, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)




                                           FERRELLGAS FINANCE CORP.


Date: November 21, 2003                    By /s/ Kevin T. Kelly
                                           -------------------------------------
                                              Kevin T. Kelly
                                              Senior Vice President and
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.         Description of Exhibit
-----------         ----------------------
   23.1             Consent of Deloitte & Touche, LLP, independent auditors for the certain use of its report appearing in the Current
                    Report on Form 8-K of Ferrellgas Partners, L.P., dated
                    November 21, 2003.

   23.2 Consent of Deloitte & Touche, LLP, independent auditors, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Partners Finance Corp., dated November 21, 2003.

   23.3 Consent of Deloitte & Touche, LLP, independent auditors, for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas, L.P., dated November 21, 2003.

   23.4 Consent of Deloitte & Touche, LLP, independent auditors for the certain use of its report appearing in the Current Report on Form 8-K of Ferrellgas Finance Corp., dated November 21, 2003

  99.15 Consolidated balance sheets of Ferrellgas, Inc. and subsidiaries as of July 31, 2003 and 2002, together with the report of Deloitte & Touche LLP with respect thereto.




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